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                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Corporation's previously filed Registration Statement Nos. 2-97014, 33-42276, 33-50958, 33-60264, and 33-62944.


ARTHUR ANDERSEN & CO.


Portland, Oregon
March 28, 1994






































                                                               EXHIBIT 23

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